UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                DECEMBER 29, 2004

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                      CELL TECH INTERNATIONAL INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
        DELAWARE                               0-21015                              22-3345046
(STATE OF INCORPORATION)               (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NO.)

            565 CENTURY COURT
          KLAMATH FALLS, OREGON                             97601
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (541) 882-5406
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01

NOTICE OF DE-LISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD
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      On December 29, 2004, the Company filed with the Securities and Exchange
Commission ("SEC") its notice on Form 15 of the suspension of its duty to file reports, and the termination of the registration of its Common Stock, under the Securities Exchange Act of 1934. The Company expects that the termination of such registration of its Common Stock will become effective 90 days after the date of filing of the Form 15. The Company does not expect the filing of the Form 15 to have any effect on the Company's common stock as the Pink Sheets(R) already quote its common stock.

      The Company's has attached its Press Release dated December 29, 2004, relating to the filing of its Form 15 as Exhibit 99(a) hereto and incorporated herein by reference.

ITEM 9.01         financial statements and exhibits

            (c)   Exhibits

                  99(a) Press release dated December 29, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CELL TECH INTERNATIONAL INCORPORATED

                                  DATE: December 29, 2004

                                  By: /s/ Marta C. Carpenter
                                  ----------------------------------------------
                                  Name: Marta C. Carpenter
                                  Title:   President and Chief Executive Officer